Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of TPC Group Inc. (the “Company”) on Form 10-K for the six months ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Miguel A. Desdin, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date: March 11, 2011	/s/ Miguel A. Desdin
Miguel A. Desdin
Senior Vice President and Chief Financial Officer